UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER

Distribution Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

For the monthly distribution period from
November 1, 2015 to November 30, 2015

Commission File Number of issuing entity:
333-115582, 333-130782-02, 333-158937-01, 333-189041-01

Central Index Key Number of issuing entity:

0001290200

GE Dealer Floorplan Master Note Trust

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:
333-115582-03, 333-130782, 333-158937, 333-189041

Central Index Key Number of depositor:

0001290205

CDF Funding, Inc.

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor:

0001185251

GE Commercial Distribution Finance LLC

(Exact name of sponsor as specified in its charter)

Steve Poulin, (203) 229-5540

(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware	None
(State or other jurisdiction of incorporation or organization of the issuing entity)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard
Hoffman Estates, Illinois 60192	60192
(Address of principal executive offices of	(Zip Code)
issuing entity)

(847) 747-4043
(Telephone number, including area code)

N/A
(Former name, former address, if changed since last report)

Title of Class	Registered/reported pursuant to (check one)			Name of exchange
	Section 12(b)	Section 12(g)	Section 15(d)	(If Section 12(b))
Series 2012-2 Asset Backed Notes in the classes specified herein	☐	☐	☒
Series 2013-1 Asset Backed Notes in the classes specified herein	☐	☐	☒
Series 2014-1 Asset Backed Notes in the classes specified herein	☐	☐	☒
Series 2014-2 Asset Backed Notes in the classes specified herein	☐	☐	☒
Series 2015-1 Asset Backed Notes in the classes specified herein	☐	☐	☒
Series 2015-2 Asset Backed Notes in the classes specified herein	☐	☐	☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒     No ☐

PART I – DISTRIBUTION INFORMATION

ITEM 1 – Distribution and Pool Performance Information.

The response to Item 1 is set forth herein and in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6.

Introductory and explanatory information regarding the material terms, parties and distributions described in Exhibit 99.1 is included in the Prospectus Supplement relating to the Asset Backed Notes, Series 2012-2 (the “2012-2 Notes”), dated May 9, 2012, and related Prospectus dated May 8, 2012 (collectively, the “2012-2 Prospectus”), of the Issuing Entity filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933. The following class of 2012-2 Notes was offered in the 2012-2 Prospectus: Class A.

Introductory and explanatory information regarding the material terms, parties and distributions described in Exhibit 99.2 is included in the Prospectus Supplement relating to the Asset Backed Notes, Series 2013-1 (the “2013-1 Notes”), dated April 24, 2013, and related Prospectus dated April 22, 2013 (collectively, the “2013-1 Prospectus”), of the Issuing Entity filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933. The following classes of 2013-1 Notes were offered in the 2013-1 Prospectus: Class A and Class B.

Introductory and explanatory information regarding the material terms, parties and distributions described in Exhibit 99.3 is included in the Prospectus Supplement relating to the Asset Backed Notes, Series 2014-1 (the “2014-1 Notes”), dated July 16, 2014, and related Prospectus dated July 14, 2014 (collectively, the “2014-1 Prospectus”), of the Issuing Entity filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933. The following class of 2014-1 Notes was offered in the 2014-1 Prospectus: Class A.

Introductory and explanatory information regarding the material terms, parties and distributions described in Exhibit 99.4 is included in the Prospectus Supplement relating to the Asset Backed Notes, Series 2014-2 (the “2014-2 Notes”), dated October 16, 2014, and related Prospectus dated October 10, 2014 (collectively, the “2014-2 Prospectus”), of the Issuing Entity filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933. The following class of 2014-2 Notes was offered in the 2014-2 Prospectus: Class A.

Introductory and explanatory information regarding the material terms, parties and distributions described in Exhibit 99.5 is included in the Prospectus Supplement relating to the Asset Backed Notes, Series 2015-1 (the “2015-1 Notes”), dated January 29, 2015, and related Prospectus dated January 26, 2015 (collectively, the “2015-1 Prospectus”), of the Issuing Entity filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933. The following class of 2015-1 Notes was offered in the 2015-1 Prospectus: Class A.

Introductory and explanatory information regarding the material terms, parties and distributions described in Exhibit 99.6 is included in the Prospectus Supplement relating to the Asset Backed Notes, Series 2015-2 (the “2015-2 Notes”), dated January 29, 2015, and related Prospectus dated January 26, 2015 (collectively, the “2015-2 Prospectus”), of the Issuing Entity filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933. The following class of 2015-2 Notes was offered in the 2015-2 Prospectus: Class A.

No assets securitized by CDF Funding, Inc. (the “Securitizer”) and held by GE Dealer Floorplan Master Note Trust were the subject of a demand to repurchase or replace for breach of the representations and warranties during the distribution period November 1, 2015 through November 30, 2015.

The Securitizer filed its most recent Form ABS-15G on February 6, 2015. The CIK number of the Securitizer is 0001290205.

The following tables summarize the trust portfolio by various criteria as of November 30, 2015. Please note that numbers and percentages presented in the tables below may not sum to the totals presented due to rounding. Because the future composition and performance of the trust portfolio will change over time, these tables are not indicative of the composition or performance of the trust portfolio at any subsequent time.

For purposes of the following tables:

•	Receivables Balance is the aggregate balance of the principal receivables included in such category as of the date or in the period indicated; and

•	the account totals exclude accounts with zero balances.

The balance of principal receivables in the trust portfolio as of November 30, 2015 reflected in the tables set forth below under the headings “Composition of Receivables in the Trust Portfolio by Account Balance”, “Composition of Receivables in the Trust Portfolio by Product Line” and “Composition of Receivables in the Trust Portfolio by U.S. Geographic Location” and the principal balances of the applicable receivables used in the calculation of the data reflected in the tables and text set forth under the headings “Dealer Risk Rating Distribution in the Trust Portfolio”, “Average Annualized Yield for Receivables in the Trust Portfolio”, “Distribution of Receivables in the Trust Portfolio by Average Annualized Yield”, “Certain Dealers and Manufacturers”, “Delinquency Experience in the Trust Portfolio”, “Loss Experience in the Trust Portfolio”, “Age Distribution of Receivables in the Trust Portfolio”, “Certain Payment Plan Information” and “Payment Rates” are based on the data collected by GE Capital US Holdings, Inc. (“GE Capital”) and its subsidiaries’ information management systems. Certain manual inputs and adjustments are made to this data for monthly investor reporting purposes, and as a result the principal balances of the receivables reflected in, or used to calculate the data reflected in, such tables and text, as of any relevant date or for any relevant period, may be greater than the balance of principal receivables reflected in investor reports as of a corresponding date or for a corresponding period. These manual inputs and adjustments primarily relate to manufacturer discount amounts and manual charge-offs. The difference between the balance of principal receivables derived from GE Capital and its subsidiaries’ information management systems and the principal balance of the receivables after giving effect to the manual inputs and adjustments is less than 1% for all dates and periods covered by the tables below.

Composition of Receivables in the Trust Portfolio by Account Balance

	As of November 30, 2015
Account Balance Range	Receivables Balance	Percentage of Receivables Balance	Number of Accounts	Percentage of Number of Accounts
	(Dollars in Millions)
$0.01 to $999,999.99	$3,115.8	40.6%	22,643	93.5%
$1,000,000 to $9,999,999.99	3,388.8	44.1%	1,521	6.3%
$10,000,000.00 or more	1,178.3	15.3%	52	0.2%
Total	$7,682.9	100.0%	24,216	100.0%

Composition of Receivables in the Trust Portfolio by Product Line

Product Line	Receivables Balance	Percentage of Receivables Balance	Number of Accounts	Percentage of Number of Accounts
	(Dollars in Millions)
Marine	$1457.2	19.0%	2,335	9.6%
Power Sports	1109.4	14.4%	1,508	6.2%
Recreational Vehicles	1050.1	13.7%	866	3.6%
Technology	932.9	12.1%	1,040	4.3%
Lawn and Garden	848.3	11.0%	9,444	39.0%
Industrial and Agriculture	738.6	9.6%	1,658	6.8%
Motorcycles	536.4	7.0%	2,000	8.3%
Consumer Electronics and Appliances	534.5	7.0%	3,039	12.5%
Transportation	156.2	2.0%	177	0.7%
Music	66.1	0.9%	539	2.2%
AR/ABL	41.6	0.5%	4	0.0	%(2)
Manufactured Housing	3.9	0.1%	15	0.1%
Other(1)	207.8	2.7%	1,591	6.6%
Total	$7,682.9	100.0%	24,216	100.0%

(1) The “Other” category in the preceding table includes, among other product lines: sewing, heating, ventilating, and air conditioning equipment.

(2) Greater than 0%, but less than 0.5%.

Composition of Receivables in the Trust Portfolio by U.S. Geographic Location

	As of November 30, 2015
U.S. Geographic Location	Receivables Balance	Percentage of Receivables Balance	Number of Accounts	Percentage of Number of Accounts
	(Dollars in Millions)
California	$642.8	8.4%	1,129	4.7%
Florida	503.6	6.6%	1,104	4.6%
Texas	485.0	6.3%	1,461	6.0%
New York	433.1	5.6%	1,311	5.4%
Ohio	353.6	4.6%	995	4.1%
Michigan	307.6	4.0%	1,017	4.2%
Virginia	271.2	3.5%	591	2.4%
Pennsylvania	241.4	3.1%	1,269	5.2%
Minnesota	241.1	3.1%	762	3.1%
Washington	235.7	3.1%	413	1.7%
Other U.S. Locations	3,968.0	51.7%	14,164	58.6%
Total	$7,682.9	100.0%	24,216	100.0%

Dealer Risk Ratings

The originators categorize the receivables in the trust portfolio into three risk rating groups, as indicated in the table below, by percentage of receivables owed by the applicable dealers. Data in the table below reflects analysis of risk ratings at points in time prior to November 30, 2015; and the risk ratings of the dealers were not re-underwritten for purposes of compiling data in that table. From time to time, the criteria used to categorize the dealers into risk rating groups are modified, and the risk rating for any dealer as of any date reflects the applicable criteria in effect as of such date. We cannot assure you that the dealers owing receivables held in the trust in the future will demonstrate the risk metrics in the percentages referred to below.

Dealer Risk Rating Distribution in the Trust Portfolio

Dealer Risk Rating Group	As of November 30, 2015
A(1)	6%
B(2)	93%
C(3)	0	%(4)
Total	100.00%

(1) Dealers in this group demonstrate strong risk metrics.

(2) Dealers in this group demonstrate favorable to marginal risk metrics.

(3) Dealers in this group demonstrate poor to uncollectible risk metrics.

(4) Greater than 0%, but less than 0.5%.

Yield Information

The following tables set forth the average annualized yield and the distribution by annualized average yield on receivables in the trust portfolio. Such yields were calculated as the percentage equivalent of a fraction, (a) the numerator of which is equal to earned income (or, if applicable, collected income) on the applicable receivables during the applicable period, and (b) the denominator of which is an average of the month-end principal balances of the applicable receivables for the eleven months in such period and the month preceding such period. For purposes of calculating such yield information, receivables that did not bear interest because of “free flooring” periods (“free flooring receivables”) were treated as if they bore interest by determining an implied yield thereon for such periods. Accordingly, for purposes of such calculation, the amount of interest does not reflect only the contractual amount of interest and principal otherwise payable by the dealers under such free flooring receivables. The manufacturer discount amount or manufacturer subsidy amount was treated as interest in such calculation. We cannot assure you that the future yield on receivables held by the trust will be similar to the historical experience set forth below.

Average Annualized Yield for Receivables in the Trust Portfolio

Eleven Months Ended November 30, 2015
Yield	7.0%

Distribution of Receivables in the Trust Portfolio by Average Annualized Yield

Average Annualized Yield	Eleven Months Ended November 30, 2015
Less than 5%	21%
Between 5% and 10%	70%
Greater than 10%	9%
Total	100%

Delinquency and Loss Experience

The following tables set forth the aggregate delinquency and loss experience for the trust portfolio. We cannot assure you that the future delinquency and loss experience for any receivables held by the trust will be similar to the historical experience set forth below. The historical experience set forth below includes the effect of the financial obligations of manufacturers and distributors in respect of repossessed products. If manufacturers or distributors do not perform those obligations in the future, the loss experience of the receivables would be adversely affected.

Delinquency Experience in the Trust Portfolio

As of November 30, 2015

Days Outstanding	Amount (Dollars in Millions)	Percentage of Total Receivables Outstanding		Number of Accounts	Percentage of Number of Accounts
30-59	$7.4	0.1%		330	1.4%
60-89	1.7	0.0	%(1)	94	0.4%
90-119	1.3	0.0	%(1)	62	0.3%
120-149	0.5	0.0	%(1)	43	0.2%
150-179	0.5	0.0	%(1)	27	0.1%
180+	1.0	0.0	%(1)	57	0.2%
Total	$12.4	0.2%		613	2.5%

(1) Greater than 0%, but less than 0.5%.

For purposes of the delinquency tables set forth above:

•	in the case of any receivable, if interest, fees, or scheduled liquidation late charges on any receivable are more than 29 days past due, then that receivable will be considered to be delinquent in an amount equal to the entire invoice amount of the invoice that included such past due amount;

•	in the case of a receivable arising under a “pay-as-sold program”, if the dealer has sold a particular item of inventory but did not remit payment to the applicable originator for more than 30 days after the originator became aware of the sale, failed to make a curtailment payment for more than 30 days after the related due date for such payment or failed to pay the balance of the receivable when such balance was due-in-full for more than 30 days after the related maturity date, then that receivable will be considered to be delinquent in an amount equal to the entire invoice amount of the invoice that included such unpaid payment;

•	in the case of a receivable arising under a “scheduled payment plan”, if the dealer has failed to make a scheduled payment for more than 30 days, then that receivable will be considered to be delinquent in an amount equal to the entire invoice amount of the invoice that included such unpaid scheduled payment;

•	in the case of asset based lending receivables, if the amount of the receivable exceeds a specified percentage of the collateral supporting the receivable and such excess is not consented to by the related originator, then that receivable is considered to be delinquent in an amount equal to such excess; and

•	the “180+” category does not reflect receivables charged-off at 180 days delinquent.

Loss Experience in the Trust Portfolio

	One Month Ended		Eleven Months Ended
	November 30, 2015		November 30, 2015
	(Dollars in Millions)		(Dollars in Millions)
Average Receivables Balance	$7,599.9		$8,224.2
Gross Charge-Offs	$0.1		$4.6
Recoveries(1)	$0.2		$2.9
Gross Charge-Offs Less Recoveries	$(0.1)		$1.7
Gross Charge-Offs Less Recoveries as a percentage of Average Total Receivables Outstanding (annualized)	(0.01)%		0.0	%(2)
Number of Accounts that Experienced a Recovery	164		1,808
Number of Accounts that Experienced a Net Loss	18		196
Gross Charge-Offs Less Recoveries divided by Number of Accounts that Experienced a Net Loss	$(0.00	)(3)	$0.01

(1) “Recoveries” mean amounts subsequently collected with respect to previously charged-off amounts.

(2) Greater than 0%, but less than 0.5%.

(3) Less than $0.00, but greater than ($0.005).

For purposes of the preceding table: “Average Receivables Balance” (i) in the case of the one month ended on November 30, 2015 is calculated as an average of the month-end principal balances of the applicable receivables for the one month in such period and the month preceding such period, and (ii) in the case of the eleven months ended on November 30, 2015 is calculated as an average of the month-end principal balances of the applicable receivables for the eleven months in such period and the month preceding such period.

Summary of Charge-Off Rate for Prior Collection Periods

Charge-Off Rate for prior Collection Period	0.05%
Charge-Off Rate for second prior Collection Period	0.02%
Charge-Off Rate for third prior Collection Period	0.00%
Charge-Off Rate for fourth prior Collection Period	0.04%

Aging Experience

The following table provides the age distribution of receivables in the trust portfolio by receivables balance and as a percentage of such receivables in the trust portfolio. For purposes of the following table, aging for floorplan receivables generally commences on the date of the applicable invoice provided by the applicable manufacturer to the applicable originator and ends on the date that the receivable has been paid in full. With respect to receivables from the accounts receivables product line or the asset based lending product line, all of such receivables are included in the “1-12” month category because determining which of those receivables are in the “over 12” month category would involve unreasonable effort or expense and, in any event, we believe that most of such receivables fall into the “1-12” month category. We cannot assure you that the aging experience for any receivables held by the trust in the future will be similar to the age distributions set forth below.

Age Distribution of Receivables in the Trust Portfolio

Months	Receivables Balance	Percentage of Receivables Balance
	(Dollars in Millions)
1-12	$6,832.4	88.9%
Over 12	850.5	11.1%
Total	$7,682.9	100.0%

Payment Rates

The following table sets forth the highest and lowest Historical Payment Rates and the average of the Historical Payment Rates for the period shown.

“Historical Payment Rate” means, for any month, a fraction (expressed as a percentage) (a) the numerator of which is the principal collections on the receivables in the trust portfolio during such month and (b) the denominator of which is the aggregate balance of the principal receivables in the trust portfolio at the beginning of such month.

We cannot assure you that the rate of collections on the receivables held by the trust will be similar to the historical experience set forth below. Without limiting the foregoing, the rate of collections on the receivables held by the trust may be affected by the addition or removal of accounts with respect to the trust from time to time.

Historical Payment Rates for the Trust Portfolio

Eleven Months Ended November 30, 2015
Highest Month	39.5%
Lowest Month	24.5%
Average of the Months in the Period	31.8%

Certain Payment Plan Information

The floorplan businesses of the originators provide two basic payment terms to dealers, manufacturers or distributors: pay-as-sold or scheduled payment plan. As of November 30, 2015, the floorplan receivables in the trust portfolio, by the principal amount of receivables outstanding, consisted of approximately 79.2% pay-as-sold receivables and 20.8% scheduled payment plan receivables. In addition, a limited number of specialized payment programs may offer a combination of pay-as-sold terms and scheduled payment plan terms such that principal payment terms may initially be funded under pay-as-sold terms and then convert to scheduled payment plan terms upon the occurrence of certain specified events.

Certain Underwriting Process

As described under “The Financing Business—Credit Underwriting Process” in the 2015-2 Prospectus, the dealer credit underwriting process of GE Commercial Distribution Finance LLC (“CDF”) involves the use of a system that CDF refers to as the “automatic decisioning model.” The automatic decisioning model employs technology that scores applications and automatically makes decisions. Currently, the automatic decisioning model is used by CDF for all dealers requesting credit limits of $2.5 million or less, while all CDF accounts with credit limits greater than $2.5 million are subject to a manual underwriting review. Prior to December 8, 2012, the credit limit was $1 million. During the twelve month period ended September 30, 2015, approximately 91% (by number of accounts in CDF’s total managed portfolio) of the applications reviewed by CDF, including applications relating to both securitized and unsecuritized accounts, were processed through the automatic decisioning model and approximately 29% of such applications were automatically approved. If an application that is initially processed through the automatic decisioning model is not approved on an automated basis, the application then receives a manual review, during which an underwriter will perform additional financial analysis or seek clarification or additional information, if applicable, concerning any factors that resulted in the inability to approve the application through the automatic decisioning model. An underwriter may also consider additional factors such as the availability of additional credit support for the dealer’s account or may determine that the program terms offered to the dealer could be structured to result in an acceptance of the application. During the twelve month period ended September 30, 2015, approximately 67% (by number of accounts in CDF’s total managed portfolio) of the applications that were not initially approved through the automatic decisioning model, were approved through the manual underwriting process.

As of November 30, 2015, approximately, 74% (by principal balance of receivables in CDF’s total U.S. managed portfolio) of the receivables managed by CDF are included in the trust portfolio, and the same underwriting process is applied by CDF to all managed receivables without regard to whether the receivables are included in the trust portfolio.

ITEM 1A – Asset Level Information.

Inapplicable.

ITEM 1B – Asset Representations Reviewer and Investor Communication.

Inapplicable.

PART II – OTHER INFORMATION

ITEM 2 – Legal Proceedings.

Nothing to report.

ITEM 3 – Sales of Securities and Use of Proceeds.

Nothing to report.

ITEM 4 – Defaults Upon Senior Securities.

Nothing to report.

ITEM 5 – Submission of Matters to a Vote of Security Holders.

Nothing to report.

ITEM 6 – Significant Obligors of Pool Assets.

Nothing to Report.

ITEM 7 – Change in Sponsor Interest in the Securities.

Nothing to report.

ITEM 8 – Significant Enhancement Provider Information.

Inapplicable.

ITEM 9 – Other Information.

Nothing to report.

ITEM 10 – Exhibits.

(a)	Documents filed as part of this report.

Exhibit 99.1	2012-2 Monthly Noteholder’s Statement

Exhibit 99.2	2013-1 Monthly Noteholder’s Statement

Exhibit 99.3	2014-1 Monthly Noteholder's Statement

Exhibit 99.4	2014-2 Monthly Noteholder's Statement

Exhibit 99.5	2015-1 Monthly Noteholder's Statement

Exhibit 99.6	2015-2 Monthly Noteholder's Statement

(b)	Exhibits required by Form 10-D and Item 601 of Regulation S-K.

Exhibit 99.1	2012-2 Monthly Noteholder’s Statement

Exhibit 99.2	2013-1 Monthly Noteholder’s Statement

Exhibit 99.3	2014-1 Monthly Noteholder's Statement

Exhibit 99.4	2014-2 Monthly Noteholder's Statement

Exhibit 99.5	2015-1 Monthly Noteholder's Statement

Exhibit 99.6	2015-2 Monthly Noteholder's Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2015

CDF FUNDING, INC.
(Depositor)

By:	/s/ John E. Peak
Name:	John E. Peak
Title:	Vice President